UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________


                                    FORM 8-K



                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 4, 2000
                (Date of Earliest Event Reported): ______________


                           CENTRE CAPITAL CORPORATION

              (Exact name of Registrant as specified in its charter)



          NEVADA                  000 - 25845                87-0385103

     (state or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)              identification No.)
      incorporation)


                                2629 Gravel Drive
                             Fort Worth, Texas 76118

               (Address of Principal Executive Offices)(Zip Code)


                                 (817) 284-5365

             (Registrant's  telephone number, including area  code)




          (Former name or former address, if changed since last report)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

     Not  Applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On June 21, 2000, the Registrant announced that it had entered into a license delivery and royalty agreement for the Arthritis Relief Plus treatment product ("Chiro-Partners Royalty") with Chiro-Partners, Ltd. I, a network of physicians and chiropractors. The Chiro-Partners Royalty was acquired without consideration from Sundial Marketing Group, Inc. ("SMG"). SMG was not compensated for the transfer. Registrant has determined that the Chiro-Partners Royalty has no financial value to the Company either as an asset or revenue source and effective December 6, 2000 has entered into a Rescission Agreement with SMG canceling the assignment of the Chiro-Partners Royalty to Registrant. This represents a complete disposition of all of Registrant's interest in the Chiro-Partners Royalty.

     On June 29, 2000, the Registrant announced that it had acquired a five percent royalty interest in the gross revenues of Benex Group, Inc. of Houston, Texas ("Benex Royalty"). Benex Group, Inc. is a health benefits and product consolidation company. The Benex Royalty was acquired without consideration from Sundial Marketing Group, Inc. ("SMG"). SMG was not compensated for the transfer. Registrant has determined that the Benex Royalty has no financial value to the Company either as an asset or revenue source and effective December 6, 2000 has entered into a Rescission Agreement with SMG canceling the assignment of the Benex Royalty to Registrant. This represents a complete disposition of all of Registrant's interest in the Benex Royalty.

ITEM  3.     BANKRUPTCY  OR  RECEIVABLE.

     Not  Applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     (a) Mark L. Cleland, Certified Public Accountant, of Dallas, Texas, audited the financial statements of the Registrant from inception February 1, 1999 to the fiscal year ended September 30, 1999(which accompanied its Form 10-KSB Annual Report for the fiscal year ended September 30, 1999, filed with the Securities and Exchange Commission on or about December 29, 1999). The Company decided not to retain Mark
          L. Cleland to audit the Company's financial statements for the fiscal year ended September 30, 2000 and thereafter upon the recommendation of Mr. Cleland that he was understaffed to handle Registrant's audits and that the Registrant should select a larger audit firm. The decision to accept Mr. Cleland's recommendation and change accountants was made by the Board of Directors.

     (b)  On December 4, 2000, Registrant engaged the accounting firm of Turner,
          Stone  &  Company,   Dallas,  Texas  as  independent  accountants  for
          Registrant for the fiscal year ending September 30, 2000.

     (c) There were no disagreements between the Registrant and Mark L. Cleland, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused him to make reference to the subject matter of the disagreement in connection with his respective reports.


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     (d)  Mark L. Cleland's  report on the financial  statements  from inception
          February 1, 1999 to the fiscal year ended September 30, 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (e)  During the Registrant's 1999 fiscal year, and since then, neither Mark
          L. Cleland nor Turner, Stone & Company has advised the Registrant that any of the following exist or are applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Registrant's 1999 fiscal year, and since then, the Registrant has not consulted Turner, Stone & Company regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

     (e) Registrant has provided Mark L. Cleland with a copy of the disclosure provided under this caption of this Report, and has advised him to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether he agrees or disagrees with the disclosures made herein. A copy of his response is attached hereto and incorporated herein by this reference.

ITEM  5.     OTHER  EVENTS.

     The  Company  and  American  Absorbents  Natural  Products,  Inc.("American
     Absorbents") have abandoned negotiations to restructure the definitive terms under which the Company had agreed to acquire American Absorbents. The Company and American Absorbents had previously announced an Agreement and Plan of Reorganization ("Agreement") dated August 8, 2000 under which American Absorbents would become a wholly owned subsidiary of the Company. On November 8, 2000, the Company issued a press release announcing that it was engaged in discussions with American Absorbents for the purpose of restructuring the definitive terms of the Agreement. The parties were unable to renegotiate mutually satisfactory terms of the Agreement and therefore the transaction has been abandoned by both parties.

ITEM  6.     RESIGNATIONS  OF  THE  REGISTRANT'S  DIRECTORS.

     Not  Applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Exhibits

          10.1 Rescission Agreement between Registrant and Chiro-Partners, Ltd. I effective December 6, 2000 with respect to the cancellation of the assignment of Chiro-Partners Royalty to Registrant.

          10.2 Rescission Agreement between Registrant and Benex Group, Inc. effective December 6, 2000 with respect to the cancellation of the assignment of Benex Royalty to Registrant.

          16.1 Letter from Mark L. Cleland, former accountant, on change in certifying accountant

          16.2 Letter from Turner, Stone & Company, new accountants, on change in certifying accountant

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not  Applicable.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTRE  CAPITAL  CORPORATION



Dated:  January  2,  2001            BY:  /S/  Karl  Jacobs
                                                 KARL  JACOBS,  CEO


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